Long-Term Debt	12 Months Ended
Dec. 31, 2016
Long-Term Debt
Long-Term Debt

5. Long‑Term Debt

Long-term debt consisted of the following at December 31, 2016 and 2015:

(in thousands of dollars)	December 31, 2016	December 31, 2015
Revolver	$178,000	$110,000
2022 Notes	409,148	500,000
2023 Notes	150,000	250,000
Total principal amount	737,148	860,000
Less: unamortized discount	(6,240)	(12,088)
Less: debt issuance costs, net	(6,899)	(10,258)
Total carrying amount	$724,009	$837,654

Senior Unsecured Notes

On April 1, 2014, JEH and Jones Energy Finance Corp., JEH’s wholly owned subsidiary formed for the sole purpose of co-issuing certain of JEH’s debt (collectively, the “Issuers”), sold $500.0 million in aggregate principal amount of the Issuers’ 6.75% senior notes due 2022 (the “2022 Notes”). The Company used the net proceeds from the issuance of the 2022 Notes to repay all outstanding borrowings under the Term Loan (as defined below) ($160.0 million), a portion of the outstanding borrowings under the Revolver (as defined below) ($308.0 million) and for working capital and general corporate purposes. The Company subsequently terminated the Term Loan in accordance with its terms. The 2022 Notes bear interest at a rate of 6.75% per year, payable semi-annually on April 1 and October 1 of each year beginning October 1, 2014. The 2022 Notes were registered in March 2015.

On February 23, 2015, the Issuers sold $250.0 million in aggregate principal amount of 9.25% senior notes due 2023 (the “2023 Notes”) in a private placement to affiliates of GSO Capital Partners LP and Magnetar Capital LLC. The 2023 Notes were issued at a discounted price equal to 94.59% of the principal amount. The Company used the $236.5 million net proceeds from the issuance of the 2023 Notes to repay outstanding borrowings under the Revolver and for working capital and general corporate purposes. The 2023 Notes bear interest at a rate of 9.25% per year, payable semi-annually on March 15 and September 15 of each year beginning September 15, 2015. The 2023 Notes were registered in February 2016.

During the year ended December 31, 2016, through several open market and privately negotiated purchases, the Company purchased an aggregate principal amount of $190.9 million of its senior unsecured notes. As of December 31, 2016, the Company had purchased $90.9 million principal amount of its 2022 Notes for $38.1 million, and $100.0 million principal amount of its 2023 Notes for $46.5 million, in each case excluding accrued interest and including any associated fees. The Company used cash on hand and borrowings from its Revolver to fund the note purchases. In conjunction with the extinguishment of this debt, JEH recognized cancellation of debt income of $99.5 million during the year ended December 31, 2016, on a pre-tax basis. This income is recorded in Gain on debt extinguishment on the Company’s Consolidated Statement of Operations. Of the Company’s total repurchases, $20.3 million principal amount of its 2022 Notes were not cancelled and are available for future reissuance, subject to applicable securities laws.

The 2022 Notes and 2023 Notes are guaranteed on a senior unsecured basis by the Company and by all of its significant subsidiaries. The 2022 Notes and 2023 Notes will be senior in right of payment to any future subordinated indebtedness of the Issuers.

The Company may redeem the 2022 Notes at any time on or after April 1, 2017 and the 2023 Notes at any time on or after March 15, 2018 at a declining redemption price set forth in the respective indentures, plus accrued and unpaid interest.

The indentures governing the 2022 Notes and 2023 Notes are substantially identical and contain covenants that, among other things, limit the ability of the Company to incur additional indebtedness or issue certain preferred stock, pay dividends on capital stock, transfer or sell assets, make investments, create certain liens, enter into agreements that restrict dividends or other payments from the Company’s restricted subsidiaries to the Company, consolidate, merge or transfer all of the Company’s assets, engage in transactions with affiliates or create unrestricted subsidiaries. If at any time when the 2022 Notes or 2023 Notes are rated investment grade and no default or event of default (as defined in the indenture) has occurred and is continuing, many of the foregoing covenants pertaining to the 2022 Notes or 2023 Notes, as applicable, will be suspended. If the ratings on the 2022 Notes or 2023 Notes, as applicable, were to decline subsequently to below investment grade, the suspended covenants would be reinstated.

As of December 31, 2016, the Company was in compliance with the indentures governing the 2022 Notes and 2023 Notes.

Other Long-Term Debt

The Company entered into two credit agreements dated December 31, 2009, with Wells Fargo Bank N.A, the Senior Secured Revolving Credit Facility (the “Revolver”) and the Second Lien Term Loan (the “Term Loan”). On April 1, 2014, the Term Loan was repaid in full and terminated in connection with the issuance of the 2022 Notes. On November 6, 2014, the Company amended the Revolver to, among other things, extend the maturity date of the Revolver to November 6, 2019. The Company’s oil and gas properties are pledged as collateral to secure its obligations under the Revolver. The borrowing base on the Revolver was subsequently adjusted to $562.5 million in accordance with its terms as a result of the issuance of the 2023 Notes in February 2015 and was reaffirmed at this level effective April 1, 2015. Effective October 8, 2015, the borrowing base was reduced to $510.0 million during the semi-annual borrowing base re-determination.

On August 1, 2016, the Company entered into an amendment to the Revolver to, among other things (i) require that the Company's deposit accounts and securities accounts (subject to certain exclusions) become subject to control agreements, (ii) restrict the Company from borrowing or receiving Letters of Credit under the Revolver if the Company has, or, after giving effect to such borrowing or issuance of Letter of Credit, will have, a Consolidated Cash Balance (as defined in the Revolver) in excess of $30.0 million (in each case giving effect to the anticipated use of proceeds thereof) and (iii) set the borrowing base under the Revolver at $425.0 million. The borrowing base was reaffirmed at this level during the semi-annual borrowing base re-determination effective October 24, 2016.

The terms of the Revolver require the Company to make periodic payments of interest on the loans outstanding thereunder, with all outstanding principal and interest under the Revolver due on the maturity date. The Revolver is subject to a borrowing base, which limits the amount of borrowings which may be drawn thereunder. The borrowing base will be re-determined by the lenders at least semi-annually on or about April 1 and October 1 of each year, with such re-determination based primarily on reserve reports using lender commodity price expectations at such time. Any reduction in the borrowing base will reduce our liquidity, and, if the reduction results in the outstanding amount under our revolving credit facility exceeding the borrowing base, we will be required to repay the deficiency within a short period of time.

Interest on the Revolver is calculated, at the Company’s option, at either (a) the London Interbank Offered (“LIBO”) rate for the applicable interest period plus a margin of 1.50% to 2.50% based on the level of borrowing base utilization at such time or (b) the greatest of the federal funds rate plus 0.50%, the one month adjusted LIBO rate plus 1.00%, or the prime rate announced by Wells Fargo Bank, N.A. in effect on such day, in each case plus a margin of 0.50% to 1.50% based on the level of borrowing base utilization at such time. For the year ended December 31, 2016, the average interest rate under the Revolver was 2.40% on an average outstanding balance of $172.3 million. For the year ended December 31, 2015, the average interest rate under the Revolver was 2.39% on an average outstanding balance of $144.9 million.

Total interest and commitment fees under the Revolver were $5.3 million, $5.1 million, and $9.5 million for the years ended December 31, 2016, 2015 and 2014, respectively. Total interest and commitment fees under the Term Loan were $3.6 million for the year ended December 31, 2014.

Jones Energy, Inc. and its consolidated subsidiaries are subject to certain covenants under the Revolver, including the requirement to maintain the following financial ratios:

•	a total leverage ratio, consisting of consolidated debt to EBITDAX, of not greater than 4.0x to 1.0x as of the last day of any fiscal quarter; and
•

a current ratio, consisting of consolidated current assets, including the unused amounts of the total commitments, to consolidated current liabilities, of not less than 1.0x to 1.0x as of the last day of any fiscal quarter.

As of December 31, 2016, our total leverage ratio is approximately 3.9x and our current ratio is approximately 3.5x, as calculated based on the requirements in our covenants. We are in compliance with all terms of our Revolver at December 31, 2016, and we expect to maintain compliance throughout 2017. However, factors including those outside of our control, such as commodity price declines, may prevent us from maintaining compliance with these covenants, at future measurement dates in 2017 and beyond. In the event it were to become necessary, we believe we have the ability to take actions that would prevent us from failing to comply with our covenants, such as hedge restructuring or seeking a waiver of such covenants. If an event of default exists under the Revolver, the lenders will be able to accelerate the obligations outstanding under the Revolver and exercise other rights and remedies. Our Revolver contains customary events of default, including the occurrence of a change of control, as defined in the Revolver.